SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

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      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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                (Name of Registrant as Specified In Its Charter)

                          Franklin Universal Trust
                   (Name of Person(s) Filing Proxy Statement)

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[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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[BEN HEAD LOGO]
Franklin(R)Templeton(R)



                            FRANKLIN UNIVERSAL TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual shareholders' meeting scheduled for Tuesday, May 8, 2001 at 2:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL 1-800-331-1710.


                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

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[BEN HEAD LOGO]
Franklin(R)Templeton(R)



                            FRANKLIN UNIVERSAL TRUST
                   NOTICE OF 2001 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting ("Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, 777 Mariners Island Blvd., San Mateo, California, 94404 on Tuesday, May 8, 2001 at 2:00 p.m. Pacific time.



During the Meeting, shareholders of the Fund will vote on three proposals:


1. The election of a Board of Trustees of the Fund;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending August 31, 2001;

3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed March 29, 2001 as the record date for the determination of shareholders entitled to vote at the Meeting.

                               By Order of the Board of Trustees,

                               Murray L. Simpson
                               SECRETARY



San Mateo, California
Dated: April 10, 2001


--------------------------------------------------------------------------------
PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
--------------------------------------------------------------------------------


                This page intentionally left blank.

                            FRANKLIN UNIVERSAL TRUST

                                 PROXY STATEMENT


INFORMATION ABOUT VOTING:

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on March 29, 2001 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about April 10, 2001.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on three proposals:

1. The election of nine nominees to the position of Trustee;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001; and

3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote:

1. FOR the election of the nine nominees to the position of trustee;

2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and

3. FOR the proxyholders to have discretion to vote on any other business as may properly come before the Meeting or any adjournment thereof.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Trustee (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).

CAN I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or attending the Meeting and voting in person.

THE PROPOSALS:

PROPOSAL 1:  ELECTION OF TRUSTEES

WHO ARE THE NOMINEES?

Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edward B. Jamieson, Charles B. Johnson, Rupert
H. Johnson, Jr., Frank W.T. LaHaye, and Gordon S. Macklin have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. All of the nominees are currently members of the Board of Trustees (the "Board"). In addition, all of the current nominees are also directors and/or trustees of other U.S. registered mutual funds of Franklin Templeton Investments (collectively "Franklin Templeton funds.")

Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert
H. Johnson, Jr., who own approximately 19% and 16%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE:
BEN). Charles B. Johnson, the Chairman of the Board of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund, are brothers.

Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

Listed below, for each nominee, is a brief description of recent professional experience, ownership of shares of the Fund and shares of all Franklin Templeton funds.


                                                              SHARES
                                                              BENEFICIALLY
                                                 FUND SHARES  OWNED OF
                                                 BENEFICIALLY FRANKLIN
                                                 OWNED AND %  TEMPLETON
                                                 OF TOTAL     FUNDS
                                                 OUTSTANDING  (INCLUDING
                        PRINCIPAL OCCUPATION     SHARES ON    THE FUND) AS
NAME AND OFFICES WITH   DURING PAST FIVE YEARS   DECEMBER     OF DECEMBER
THE FUND                AND AGE                  31, 2000     31, 2000
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Frank H. Abbott, III    President and Director,   None         766,519
TRUSTEE SINCE 1988      Abbott Corporation (an
                        investment company);
                        director or trustee, as
                        the case may be, of 28
                        Franklin Templeton
                        funds; and FORMERLY,
                        Director, MotherLode
                        Gold Mines Consolidated
                        (gold mining) (until 1996)
                        and Vacu-Dry Co. (food
                        processing) (until 1996).
                        Age 80.


HARRIS J. ASHTON        Director, RBC Holdings,   1,352**      1,266,095
Trustee since 1988      Inc. (bank holding
                        company)and Bar-S Foods
                        (meat packing company);
                        director or trustee, as
                        the case may be, of 48
                        Franklin Templeton funds;
                        and FORMERLY, President,
                        Chief Executive Officer
                        and Chairman of the Board,
                        General Host Corporation
                        (nursery and craft centers)
                        (until 1998). Age 68.


ROBERT F. CARLSON       Vice President and past   None         133,177
TRUSTEE SINCE 2000      President, Board of
                        Administration,
                        California Public
                        Employees Retirement
                        Systems (CALPERS);
                        director or trustee, as
                        the case may be, of 11
                        Franklin Templeton
                        funds; and FORMERLY,
                        member and Chairman of
                        the Board, Sutter
                        Community Hospitals,
                        member, Corporate Board,
                        Blue Shield of
                        California, and Chief
                        Counsel, California
                        Department of
                        Transportation. Age 73.


                                                               SHARES
                                                               BENEFICIALLY
                                                  FUND SHARES  OWNED OF
                                                  BENEFICIALLY FRANKLIN
                                                  OWNED AND %  TEMPLETON
                                                  OF TOTAL     FUNDS
                                                  OUTSTANDING  (INCLUDING
                        PRINCIPAL OCCUPATION      SHARES ON    THE FUND) AS
NAME AND OFFICES WITH   DURING PAST FIVE YEARS    DECEMBER     OF DECEMBER
THE FUND                AND AGE                   31, 2000     31, 2000
------------------------------------------------------------------------------
S. JOSEPH FORTUNATO     Member of the law firm    2,365**      769,240
TRUSTEE SINCE 1989      of Pitney, Hardin, Kipp
                        & Szuch; and director
                        or trustee, as the case
                        may be, of 49 Franklin
                        Templeton funds. Age 68.


*EDWARD B. JAMIESON     Executive Vice President  None         321,546
PRESIDENT AND TRUSTEE   and Portfolio Manager,
SINCE 1993              Franklin Advisers, Inc.;
                        officer of other
                        subsidiaries of Franklin
                        Resources, Inc.; and
                        officer and trustee of
                        five Franklin Templeton
                        funds. Age 52.


*CHARLES B. JOHNSON     Chairman of the Board,    1,000**      4,129,897
CHAIRMAN OF THE BOARD   Chief Executive Officer,
SINCE 1993 AND TRUSTEE  Member - Office of the
SINCE 1988              Chairman and Director,
                        Franklin Resources,
                        Inc.; Vice President,
                        Franklin Templeton
                        Distributors, Inc.; and
                        officer and/or director
                        or trustee, as the case
                        may be, of most of the
                        other subsidiaries of
                        Franklin Resources, Inc.
                        and of 48 Franklin
                        Templeton funds. Age 68.


                                                              SHARES
                                                              BENEFICIALLY
                                                 FUND SHARES  OWNED OF
                                                 BENEFICIALLY FRANKLIN
                                                 OWNED AND %  TEMPLETON
                                                 OF TOTAL     FUNDS
                                                 OUTSTANDING  (INCLUDING
                        PRINCIPAL OCCUPATION     SHARES ON    THE FUND) AS
NAME AND OFFICES WITH   DURING PAST FIVE YEARS   DECEMBER     OF DECEMBER
THE FUND                AND AGE                  31, 2000     31, 2000
--------------------------------------------------------------------------------
*RUPERT h. JOHNSON, JR. Vice Chairman, Member -   1,000**      14,953,667
SENIOR VICE PRESIDENT   Office of the Chairman
AND TRUSTEE SINCE 1988  and Director, Franklin
                        Resources, Inc.; Vice
                        President and Director,
                        Franklin Templeton
                        Distributors, Inc.;
                        Director, Franklin
                        Advisers, Inc. and
                        Franklin Investment
                        Advisory Services, Inc.;
                        Senior Vice President,
                        Franklin Advisory
                        Services, LLC; and
                        officer and/or director
                        or trustee, as the case
                        may be, of most of the
                        other subsidiaries of
                        Franklin Resources, Inc.
                        and of 51 Franklin
                        Templeton funds.  Age 60.


FRANK W.T. LAHAYE      Chairman, Peregrine        2,378**      1,250,278
TRUSTEE SINCE 1988     Venture Management
                       Company (venture
                       capital); Director, The
                       California Center for
                       Land Recycling
                       (redevelopment); director
                       or trustee, as the case
                       may be, of 28 Franklin
                       Templeton funds; and
                       FORMERLY, General
                       Partner, Miller & LaHaye
                       and Peregrine Associates,
                       the general partners of
                       Peregrine Venture funds.
                       Age 72.



                                                               SHARES
                                                               BENEFICIALLY
                                                  FUND SHARES  OWNED OF
                                                  BENEFICIALLY FRANKLIN
                                                  OWNED AND %  TEMPLETON
                                                  OF TOTAL     FUNDS
                                                  OUTSTANDING  (INCLUDING
                       PRINCIPAL OCCUPATION       SHARES ON    THE FUND) AS
NAME AND OFFICES WITH  DURING PAST FIVE YEARS     DECEMBER     OF DECEMBER
THE FUND               AND AGE                    31, 2000     31, 2000
--------------------------------------------------------------------------------
GORDON S. MACKLIN      Director, Martek           3,000**      398,672
TRUSTEE SINCE 1993     Biosciences Corporation,
                       WorldCom, Inc.
                       (communications
                       services), MedImmune,
                       Inc. (biotechnology),
                       Overstock.com (internet
                       services), White
                       Mountains Insurance
                       Group, Ltd. (holding
                       company) and Spacehab,
                       Inc. (aerospace
                       services); director or
                       trustee, as the case may
                       be, of 48 Franklin
                       Templeton funds; and
                       FORMERLY, Chairman, White
                       River Corporation
                       (financial services)
                       (until 1998) and Hambrecht
                       & Quist Group (investment
                       banking) (until 1992),
                       and President, National
                       Association of Securities
                       Dealers, Inc. (until 1987).
                       Age 72.

*Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Edward B. Jamieson is an interested person due to his employment affiliation with Resources. Mr. Charles B. Johnson and Mr. Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources, their employment affiliation with Resources and their positions with the Fund. The remaining Trustees of the Fund are not interested persons of the Fund (the "Independent Trustees").
**Less than 1% of the outstanding shares of the Fund.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $225 per month plus $120 per meeting attended. Board members who serve on the Audit Committee of the Fund and other Franklin Templeton funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.


During the fiscal year ended August 31, 2000, there were 11 meetings of the Board and two meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meeting of the Audit Committee.

Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                                       NUMBER OF
                                                       BOARDS WITHIN
                                      TOTAL FEES       THE FRANKLIN
                        AGGREGATE     RECEIVED FROM    TEMPLETON FUNDS
                        COMPENSATION  THE FRANKLIN     ON WHICH
                        FROM THE      TEMPLETON        TRUSTEE
NAME OF TRUSTEE         FUND*         FUNDS**          SERVES***
-------------------------------------------------------------------------------
Frank H. Abbott, III    $2,969        $156,953              28
Harris J. Ashton         3,201         359,404              48
Robert F. Carlson****      795          90,815              11
S. Joseph Fortunato      2,982         359,629              49
Frank W.T. LaHaye        3,089         165,529              28
Gordon S. Macklin        3,201         359,504              48

*For the fiscal year ended August 31, 2000.
**For the calendar year ended December 31, 2000.
***We base the number of boards on the number of registered
Franklin Templeton funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton funds currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series. ****Robert F. Carlson was appointed to the Board on May 16, 2000.

The table above indicates the total fees paid to Trustees by the Fund individually and all of the Franklin Templeton funds. These Trustees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

OFFICERS OF THE FUND ARE APPOINTED BY THE TRUSTEES AND SERVE AT THE PLEASURE OF THE BOARD. LISTED BELOW, FOR EACH EXECUTIVE OFFICER, IS A BRIEF DESCRIPTION OF RECENT PROFESSIONAL EXPERIENCE:




                                   PRINCIPAL OCCUPATION DURING PAST
NAME AND OFFICES WITH THE FUND     FIVE YEARS AND AGE
----------------------------------------------------------------------
HARMON E. BURNS                  Vice Chairman, Member - Office of
VICE PRESIDENT SINCE 1988        the Chairman and Director, Franklin
                                 Resources, Inc.; Vice President and
                                 Director, Franklin Templeton
                                 Distributors, Inc.; Executive Vice
                                 President, Franklin Advisers, Inc.;
                                 Director, Franklin Investment
                                 Advisory Services, Inc.; and
                                 officer and/or director or trustee,
                                 as the case may be, of most of the
                                 other subsidiaries of Franklin
                                 Resources, Inc. and of 51 Franklin
                                 Templeton funds.
                                 Age 56.

Martin L. Flanagan               President, Member - Office of the
VICE PRESIDENT AND CHIEF         President, Chief Financial Officer
FINANCIAL OFFICER SINCE 1995     and Chief Operating Officer,
                                 Franklin Resources, Inc.; Executive Vice
                                 President, Franklin/Templeton Investor
                                 Services, LLC; President and Chief Financial
                                 Officer, Franklin Mutual Advisers, LLC;
                                 Executive Vice President, Chief Financial
                                 Officer and Director, Templeton Worldwide,
                                 Inc.; Executive Vice President and Chief
                                 Operating Officer, Templeton Investment
                                 Counsel, LLC; Executive Vice President,
                                 Franklin Advisers, Inc. and Franklin Investment
                                 Advisory Services, Inc.; Chief Financial
                                 Officer, Franklin Advisory Services, LLC;
                                 officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 Franklin Templeton funds. Age 40.

                                 PRINCIPAL OCCUPATION DURING PAST
NAME AND OFFICES WITH THE FUND   FIVE YEARS AND AGE
--------------------------------------------------------------------------------
David Goss                       Associate General Counsel, Franklin
VICE PRESIDENT SINCE 2000        Templeton Investments; President,
                                 Chief Executive Officer and
                                 Director, Franklin Select Realty
                                 Trust, Property Resources, Inc.,
                                 Property Resources Equity Trust,
                                 Franklin Real Estate Management,
                                 Inc. and Franklin Properties, Inc.;
                                 officer and director of some of the
                                 other subsidiaries of Franklin
                                 Resources, Inc.; officer of 52
                                 Franklin Templeton funds; and
                                 FORMERLY, President, Chief
                                 Executive Officer and Director,
                                 Franklin Real Estate Income Fund
                                 and Franklin Advantage Real Estate
                                 Income Fund (until 1996).  Age 53.


Barbara J. Green                 Vice President and Deputy General
VICE PRESIDENT SINCE 2000        Counsel, Franklin Resources, Inc.;
                                 Senior Vice President, Templeton
                                 Worldwide, Inc.; officer of 52
                                 Franklin Templeton funds; and
                                 FORMERLY, Deputy Director, Division
                                 of Investment Management, Executive
                                 Assistant and Senior Advisor to the
                                 Chairman, Counselor to the
                                 Chairman, Special Counsel and
                                 Attorney Fellow, U.S. Securities
                                 and Exchange Commission
                                 (1986-1995), Attorney, Rogers &
                                 Wells (until 1986), and Judicial
                                 Clerk, U.S. District Court
                                 (District of Massachusetts) (until
                                 1979).  Age 53.


Edward B. Jamieson               See Proposal 1, "Election of Trustees"
PRESIDENT AND TRUSTEE SINCE 1993


Charles B. Johnson               See Proposal 1, "Election of Trustees"
CHAIRMAN OF THE BOARD SINCE
1993 AND TRUSTEE SINCE 1988


Rupert H. Johnson, Jr.           See Proposal 1, "Election of Trustees"
SENIOR VICE PRESIDENT AND
TRUSTEE SINCE 1988


Edward V. McVey                  Senior Vice President, Franklin
VICE PRESIDENT SINCE 1988        Templeton Distributors, Inc.;
                                 officer of one of the other
                                 subsidiaries of Franklin Resources,
                                 Inc. and of 29 Franklin Templeton
                                 funds. Age 63.


                                 PRINCIPAL OCCUPATION DURING PAST
NAME AND OFFICES WITH THE FUND   FIVE YEARS AND AGE
--------------------------------------------------------------------------------
Kimberley Monasterio             Senior Vice President, Franklin
TREASURER AND PRINCIPAL          Templeton Services, LLC; and
ACCOUNTING OFFICER SINCE 1999    officer of 33 Franklin Templeton
                                 funds. Age 37.


Murray L. Simpson                Executive Vice President and
VICE PRESIDENT & SECRETARY       General Counsel, Franklin
SINCE 2000                       Resources, Inc.; officer and/or
                                 director of some of the
                                 subsidiaries of Franklin Resources,
                                 Inc.; officer of 52   Franklin
                                 Templeton funds; and FORMERLY,
                                 Chief Executive Officer and
                                 Managing Director, Templeton
                                 Franklin Investment Services (Asia)
                                 Limited (until January 2000) and
                                 Director, Templeton Asset
                                 Management Ltd. (until 1999). Age
                                 63.


R. Martin Wiskemann              Executive Vice President, and
VICE PRESIDENT SINCE 1988        Director, Franklin Advisers, Inc.;
                                 Senior Vice President, Franklin
                                 Management, Inc.; and officer
                                 and/or director or trustee, as the
                                 case may be, of 14 Franklin
                                 Templeton funds; and FORMERLY, Vice
                                 President and Director, ILA
                                 Financial Services, Inc. (until
                                 1998).  Age 74.


PROPOSAL 2: TO RATIFY OR REJECT THE SELECTION OF INDEPENDENT AUDITORS


HOW ARE INDEPENDENT AUDITORS SELECTED?

The Board has a standing Audit Committee consisting of Messrs. Abbott, Carlson and LaHaye, all of whom are Independent Trustees and considered to be "independent" as that term is defined by the NYSE's listing standards. Mr. Carlson was appointed to the Audit Committee by the Board on May 16, 2000 when the Board approved a recommendation from the Audit Committee to increase the size of the Committee. The Audit Committee reviews the arrangements for and scope of the audit conducted by the Fund's independent auditors, oversees the Fund's accounting and financial policies, practices and internal controls, and submits a recommendation to the full Board as to the selection of auditors.

WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated August 31, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

Coopers & Lybrand L.L.P. served as the independent auditors for the Fund since its inception in 1988 until 1998. PricewaterhouseCoopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. Neither the firm of PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Fund.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.


PROPOSAL 3: OTHER BUSINESS


The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 and 2 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.


INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. The Investment Manager is Franklin
Advisers, Inc. ("Advisers"), whose principal address is 777
Mariners Island Blvd., San Mateo, California 94404. Advisers is a wholly owned subsidiary of Resources, a publicly owned holding company.

THE FUND ADMINISTRATOR. THE ADMINISTRATOR OF THE FUND IS Franklin Templeton Services, LLC ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404. Under an agreement with Advisers, FT Services performs certain administrative functions for the Fund. FT Services is a wholly owned subsidia Resources.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 8030,
Boston, MA 02266-8030.

THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated August 31, 2000, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

PRINCIPAL SHAREHOLDERS. As of March 29, 2001, the Fund had 26,930,832 shares outstanding and total net assets of $211,703,638. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of March 29, 2001, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of March 29, 2001, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

AUDIT COMMITTEE REPORT

The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit "A" to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PricewaterhouseCoopers LLP, the Fund's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1. The Audit Committee also received the report of PricewaterhouseCoopers LLP regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PricewaterhouseCoopers LLP, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000 for filing with the SEC.

THE AUDIT COMMITTEE
Frank W.T. LaHaye (Chairman)
Frank H. Abbott, III
Robert F. Carlson (Appointed to the Committee on May 16, 2000)

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the nine nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of such trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in April 2002. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 777 Mariners Island Boulevard, San Mateo, CA 94404, no later than December 11, 2001, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2001 annual shareholders' meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices, of such proposal by February 24, 2002. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2002 annual shareholders' meeting may exercise discretionary voting power with respect to any such proposal.

                               By order of the Board of Trustees,

                               Murray L. Simpson
                               SECRETARY

Dated: April 10, 2001
San Mateo, California


                                    EXHIBIT A

                        AUDIT COMMITTEE CHARTER
     FOR FRANKLIN UNIVERSAL TRUST AND FRANKLIN MULTI-INCOME TRUST


1. The Audit Committee for Franklin Multi-Income Trust and Franklin Universal Trust (the "Funds") shall be composed entirely of independent directors and shall consist of not less than three such directors. Independent Directors shall mean non-interested directors/trustees as defined in the Investment Company Act of 1940 (the "Act") and who meet the requirements of Independence provided in Section 303 of Section 3 of the NYSE Listed Company Manual, as set forth in greater detail in Exhibit A hereto. Audit Committee members for each Fund shall be selected by a majority of the Independent Directors of such Fund.

      It shall be a premise of this Charter that the outside auditor for the Fund is ultimately accountable to the Board of Trustees and the audit committee of the Fund.

2.    The purposes of the Audit Committee are:

(a) to assure that outside auditors have been engaged to review such annual and interim financial statements of the Fund as may from time to time be required to be reviewed by outside auditors by rule of the SEC or of the NYSE;

(b) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(c) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

(d) to act as a liaison between the Funds' independent auditors and the full Board of Directors; and

(e) to consider such other matters as may be appropriate in carrying out the above responsibilities and other matters that may be assigned it by the Board.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. It is also recognized that the Boards of the Funds normally meet on a monthly basis and that actions, including those required of independent directors under the Act, which impact on the integrity of the Funds financial and other operations, may be effected at such Board meetings rather than at meetings of the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers;

(a) to recommend to the Board of Trustees, the selection, retention or termination of auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement) and, in connection therewith,

(b) to evaluate the independence of the auditors, by assuring receipt and review on a periodic basis, of a formal written
       statement   from   the   outside   auditor,    delineating   all
       relationships   between   the  auditor  and  the  Fund  and  its
       management; by actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. If necessary, by recommending that the Board of Trustees take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditor's independence,

(c) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial
       statements,   including  any   adjustments  to  such  statements
       recommended by the auditors,  or other results of said audit(s);
       (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(d) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(e) to review the fee arrangements of the independent auditors as negotiated by management;

(f) to investigate improprieties or suspected improprieties in fund operations; and

(g) to report its activities to the full Board and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall have unrestricted access to the Funds' independent accountants as well as the Funds' treasurer and other financial and executive officers of the Funds and management.

5. The Committee shall meet as frequently as circumstances require with at least one meeting being held with the Funds' independent auditors absent the presence of management.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.


               EXHIBIT A TO THE AUDIT COMMITTEE CHARTER
               REQUIREMENTS FOR AUDIT COMMITTEE MEMBERS

FINANCIAL LITERACY - Each member of the audit committee shall be financially literate (or become so within a reasonable period time after appointment) as determined by the Fund's Board of Trustees in its business judgment. At least one member of the audit committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

INDEPENDENCE. The following restrictions shall apply to every audit committee member:

      (A) Employees. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

      (B) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (E.G., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.

      "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or
      (3) the direct business relationship between the director and the company.

      (C) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serves on that corporation's compensation committee may not serve on the audit committee.

      (D) Immediate Family. A director who is an Immediate
      Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship

      (E) Notwithstanding the requirements set forth above, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the audit committee if the company's board of directors determines in its business judgment that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

DEFINITIONS

(A) "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.


(B) "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

(C) "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.




                                      PROXY

                            FRANKLIN UNIVERSAL TRUST

                   ANNUAL SHAREHOLDERS' MEETING - MAY 8, 2001

         The undersigned hereby revokes all previous proxies for his or her shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Murray Simpson, Barbara Green, and David Goss and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 2:00 p.m. Pacific Time on the 8th day of May, 2001, including any adjournments thereof, upon such business as may properly be brought before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF BOTH PROPOSALS (INCLUDING ALL NOMINEES FOR TRUSTEES). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

  THE BOARD  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 2.


SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                            SIDE

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


[ X ] PLEASE MARK
      VOTE AS IN
      THIS EXAMPLE


THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 2.
1. Election of Trustees:

NOMINEES: (01) Frank H. Abbott, III, (02) Harris J. Ashton, (03) Robert F. Carlson, (04) S. Joseph Fortunato, (05) Edward B. Jamieson, (06) Charles B. Johnson, (07) Rupert H. Johnson, Jr., (08) Frank W. T. LaHaye, (09) Gordon S. Macklin.

FOR [   ]                      WITHHOLD [   ]             MARK HERE  [   ]         MARK HERE [   ]
ALL                            FROM ALL                   IF YOU PLAN              FOR ADDRESS
NOMINEES                       NOMINEES                   TO ATTEND                CHANGE AND
                                                          THE MEETING              NOTE BELOW


[   ]-----------------------
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent auditors of the Fund for the fiscal year ending August 31, 2001.
 FOR                           AGAINST                    ABSTAIN
[   ]                           [   ]                      [   ]


3. To grant the proxyholders the authority to vote upon any other business that may legally come before the meeting.
 FOR                           AGAINST                    ABSTAIN
[   ]                           [   ]                      [   ]


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.


NOTE: Please sign exactly as your name appears on this proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


Signature:-------------------- Date:----------- Signature:-------------------- Date:-----------


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